Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 23, 2006 (this “Amendment” ), is by and among ASA OPCO HOLDINGS, LLC, a Delaware limited liability company (“ASA Holdings” ), ASA ALBION, LLC, a Delaware limited liability company (“Albion”), ASA BLOOMINGBURG, LLC, a Delaware limited liability company (“Bloomingburg”), and ASA LINDEN, LLC, a Delaware limited liability company (“Linden” and, together with ASA Holdings, Albion and Bloomingburg, the “Borrowers”), ASA Holdings, as Borrowers’ Agent, each of the Lenders party hereto and WESTLB AG, New York Branch, as Administrative Agent for the Lenders.

WHEREAS, pursuant to the Credit Agreement, dated as of February 6, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Borrowers’ Agent, each of the Lenders from time to time party thereto, the Administrative Agent, First National Bank of Omaha, as Collateral Agent for the Senior Secured Parties, First National Bank of Omaha, as Accounts Bank, WestLB AG, New York Branch, as Co-Syndication Agent, Lead Arranger, and Sole Lead Bookrunner, First National Bank of Omaha and Standard Chartered Bank, as Co-Syndication Agents and Lead Arrangers and CIT Capital USA INC. and ING Capital LLC, as Co-Documentation Agents and Lead Arrangers, the Lenders agreed to make a credit facility available to the Borrowers, subject to the terms and conditions set forth therein;

WHEREAS, the Borrowers have requested that the Required Lenders consent to an amendment of the definition of “Change of Control” set forth in the Credit Agreement in the manner set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in the Credit Agreement and herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the same meanings assigned to them in the Credit Agreement.

2. Amendment to the Credit Agreement. Clause (iv) of the definition of “Change of Control” set forth in Section 1.01 (Defined Terms) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“...(iv) prior to the Conversion Date, Fagen fails to own at least 2.6377% of all Equity Interests (including all classes) in ASA Biofuels.”

3. Conditions to Effectiveness. This Amendment shall become effective upon the execution of a counterpart hereof by each of the Borrowers, the Borrowers’ Agent, the Required Lenders and the Administrative Agent.

4. Ratification; No Waiver; Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments, and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. The Credit Agreement shall, together with this Amendment, be read and construed as a single agreement. All references in the Credit Agreement, and any related documents, instruments and agreements shall hereafter refer to the Credit Agreement as amended hereby.

5. Authority; Etc. The execution and delivery by each of the Borrowers and the Borrowers’ Agent of this Amendment and the performance by each of the Borrowers and the Borrowers’ Agent of all of its agreements and obligations under the Credit Agreement as amended hereby are within the organizational authority of each of them and have been duly authorized by all necessary organizational action on the part of each Borrower and the Borrowers’ Agent.

6. Miscellaneous.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

(b) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or the Credit Agreement for any other purpose or be given any substantive effect.

(c) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

(d) Delivery of an executed counterpart of a signature page of this Amendment by telecopy or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

[The remainder of this page was left blank intentionally.]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed by their respective officers as of the day and year first above written.

ASA OPCO HOLDINGS, LLC, as Borrower

By:	/s/ Michael A. Slaney
Name:	Michael A. Slaney
Title:	Chief Operating Officer

ASA ALBION, LLC, as Borrower

By:	/s/ Michael A. Slaney
Name:	Michael A. Slaney
Title:	Chief Operating Officer

ASA BLOOMINGBURG, LLC, as Borrower

By:	/s/ Michael A. Slaney
Name:	Michael A. Slaney
Title:	Chief Operating Officer

ASA LINDEN, LLC, as Borrower

By:	/s/ Michael A. Slaney
Name:	Michael A. Slaney
Title:	Chief Operating Officer

First Amendment to Credit Agreement

ASA OPCO HOLDINGS, LLC, as Borrowers’ Agent

By:	/s/ Michael A. Slaney
Name:	Michael A. Slaney
Title:	Chief Operating Officer

First Amendment to Credit Agreement

WESTLB AG, NEW YORK BRANCH, as Lender

By:	/s/ DUNCAN ROBERTSON
Name:	DUNCAN ROBERTSON
Title:	EXECUTIVE DIRECTOR

By:	/s/ JAMES D. MCPARTLAN
Name:	JAMES D. MCPARTLAN
Title:	MANAGING DIRECTOR

Acknowledged by:

WESTLB AG, NEW YORK BRANCH, as Administrative Agent

By:	/s/ DUNCAN ROBERTSON
Name:	DUNCAN ROBERTSON
Title:	EXECUTIVE DIRECTOR

By:	/s/ JAMES D. MCPARTLAN
Name:	JAMES D. MCPARTLAN
Title:	MANAGING DIRECTOR

First Amendment to Credit Agreement

FIRST NATIONAL BANK OF OMAHA, as Lender

By:	/s/ MARK A. BARATTA
Name:	MARK A. BARATTA
Title:	VICE PRESIDENT

First Amendment to Credit Agreement

STANDARD CHARTERED BANK,
as Lender

By:	/s/ ANDREW Y. NG
Name:	ANDREW Y. NG
Title:	VICE PRESIDENT STANDARD CHARTERED BANK NY

By:	/s/ NADA ELREEDY
Name:	NADA ELREEDY
Title:	SENIOR VICE PRESIDENT PROJECT FINANCE AMERICAS

First Amendment to Credit Agreement

ING CAPITAL LLC, as Lender

By:	/s/ Daniel W. Lamprecht
Name:	Daniel W. Lamprecht
Title:	Managing Director

First Amendment to Credit Agreement

SCOTIABANC INC., as Lender

By:	/s/ William E. Zarrett
Name:	William E. Zarrett
Title:	Managing Director

First Amendment to Credit Agreement

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as Lender

By:	/s/ Ben Mahlich
Name:	Ben Mahlich
Title:	AVP/Lending Officer

First Amendment to Credit Agreement

BANK MIDWEST, N.A., as Lender

By:	/s/ DAVID L. RAMBO
Name:	DAVID L. RAMBO
Title:	SENIOR VICE PRESIDENT COMMERCIAL LENDING

First Amendment to Credit Agreement

BANCO BILBAO VIZCAYA ARGENTARIA S.A., as Lender

By:	/s/ Hector Villegas
Name:	Hector Villegas
Title:	Vice President

By:	/s/ Maite Vizan
Name:	Maite Vizan
Title:	Vice President

First Amendment to Credit Agreement

1ST FARM CREDIT SERVICES, FLCA, as Lender

By:	/s/ Dale A. Richardson
Name:	Dale A. Richardson
Title:	VP-Capital Markets

First Amendment to Credit Agreement

NATEXIS BANQUES POPULAIRES, as Lender

By:	/s/ Pierre Audrain
Name:	Pierre Audrain
Title:	Vice President

By:	/s/ Robert Park
Name:	Robert Park
Title:	Associate

First Amendment to Credit Agreement

AMARILLO NATIONAL BANK,
as Lender

By:	/s/ Craig L. Sanders
Name:	Craig L. Sanders
Title:	Executive Vice President

By:	/s/ J. Mark Fields
Name:	J. Mark Fields
Title:	Vice President

First Amendment to Credit Agreement

INVESTEC BANK (UK) LIMITED,
as Lender

By:	/s/ IAN WOHLMAN
Name:	IAN WOHLMAN
Title:	HEAD OF CREDIT, INVESTEC BANK (UK) LTD

By:	/s/ DAVID VAN DER WALT
Name:	DAVID VAN DER WALT
Title:	HEAD OF TREASURY AND SPECIALIST FINANCE, INVESTEC BANK (UK) LTD

First Amendment to Credit Agreement